SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): September 17, 1999


                         Commission File Number 0-12788


                          CASEY'S GENERAL STORES, INC.
             (Exact name of registrant as specified in its charter)


               IOWA                                     42-0935283
   (State or other jurisdiction of                 (I.R.S. Employer
           incorporation or organization)           Identification Number)


                       ONE CONVENIENCE BLVD., ANKENY, IOWA
                    (Address of principal executive offices)


                                      50021
                                   (Zip Code)


                                 (515) 965-6100
              (Registrant's telephone number, including area code)


                                      NONE
                          (Former name, former address
                          if changed since last report)

ITEM 7.           EXHIBITS.

                  4.2 Fourth Amendment to Rights Agreement, dated as of September 17, 1999, between Casey's General Stores, Inc. and UMB Bank, n.a., as Rights Agent

                                    SIGNATURE


     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                                   CASEY'S GENERAL STORES, INC.



Date:   September 17, 1999                  By: /s/ John G. Harmon
                                                ----------------------------
                                                John G. Harmon
                                                Secretary/Treasurer

                                    EXHIBITS


EXHIBIT                   DESCRIPTION                                PAGE

4.2                       Fourth Amendment to Rights Agreement        6
                          dated as of September 17, 1999 between
                          Casey's General Stores, Inc. and
                          UMB Bank, n.a., as Rights Agent